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                                                         EXHIBIT 10.3


               OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT



THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S OF THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OF OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S OF THE 1933 ACT) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.


     THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT dated as of March 1, 1996 (the "Agreement"), is executed in reliance upon the exemption
from registration afforded   by Regulation S ("Regulation S") as
promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended. Capitalized terms used herein and not defined shall have the meanings given to them in Regulation S.

     This Agreement has been executed by the undersigned A.I.M. OVERSEAS LTD. as "Purchaser" in connection with the private placement of Six Hundred Thousand (600,000) shares of the Common Stock, par value $.01 ("Common Stock"), of DDL ELECTRONICS, INC., a corporation organized under the laws of the State of Delaware, with its principal executive offices located at 2151 Anchor Court, Newbury Park, California 91320 (hereinafter referred to as the "SELLER" or "COMPANY"). Purchaser hereby represents and warrants to, and agrees with SELLER:

1.   Agreement to Subscribe;  Purchase Price.

     (a)  Subscription.     The undersigned Purchaser hereby subscribes
for and agrees to purchase Six Hundred Thousand (600,000) shares of the SELLER's Common Stock (the "Securities") at a price of One U.S. Dollar and Ninety-Five Cents per share ($1.95), for an aggregate price of One Million, One Hundred and Seventy Thousand U.S. Dollars ($1,170,000).

     (b)  Form of Payment.     Purchaser shall pay the total
consideration by delivering good funds by wire transfer in United States Dollars on or before March 8, 1996 into the Company's account as follows:

     First Interstate Bank of Oregon (Portland, Oregon)
     ABA Number: 123000123
     Account Number:  103-0058106
     Account Name: DDL Electronics, Inc.

     (d)  Closing.     Subject to the satisfaction of the conditions set
forth in Sections 6 and 7 hereof, the closing of the transaction contemplated by this Agreement shall occur on or before March 8, 1996, or such earlier date as is mutually agreed in writing by Purchaser and SELLER.

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2.   Purchaser Representations; Access to Information.

     (a)  Offshore Transaction.     In connection with the purchase and
sale of the Shares, Purchaser represents and warrants to, and covenants and agrees with SELLER as follows:

     (i) Purchaser is not a natural person and is not organized under the laws of any jurisdiction within the United States, was not formed by nor is a U. S. Person (as defined in Section 902(o) of Regulation S) for the purpose of investing in Regulation S securities and is not otherwise a U. S. Person. Purchaser is not, and on the closing date will not be an affiliate of the SELLER;

     (ii) Purchaser is outside of the United States as of the date of the execution and delivery of this Agreement;

     (iii) No offer to purchase the Shares of SELLER issuable pursuant to this transaction (the "Shares") was made by Purchaser in the United States;

     (iv) Purchaser is purchasing the Securities for its own account and Purchaser is qualified to purchase the Securities under the laws of its jurisdiction of residence, and the offer and sale of the Securities will not violate the securities or other laws of such jurisdiction;

     (v) None of the Securities have been and will be offered or sold by Purchaser to, or for the account or benefit of, a U. S. Person or within the United States until after the end of the one-hundred (100) day period commencing on the date of closing of the sale of the Securities to Purchaser (the "Restricted Period"). Upon the completion of the Restricted Period, Purchaser agrees to deliver a representation letter, substantially in the form of Exhibit 1 attached hereto, in advance of any sale of the Securities;

     (vi) The transactions contemplated by this Agreement (a) have not been and will not be pre-arranged by Purchaser with a purchaser located in the United States or a purchaser which is a U. S. Person, and (b) are not and will not be part of a plan or scheme by Purchaser, to evade the registration provisions of the 1933 Act;

     (vii) Purchaser understands that the Securities are not registered under the 1933 Act and are being offered and sold to it in reliance on specific exclusions from the registration requirements of Federal and State securities laws, and that SELLER is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability ofsuch exclusions and the suitability of Purchaser to acquire these Securities.

     (viii) Purchaser shall take all reasonable steps to ensure its compliance with Regulation S;

     (ix) Purchaser has not conducted and shall not conduct any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S; nor has Purchaser conducted any sale of any of the Securities in the United States or elsewhere;

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     (x)  This Agreement has been duly authorized, validly executed and delivered on behalf of Purchaser and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally;

     (xi) The execution and delivery of this Agreement and the consummation of the purchase of the Securities, and the transactions contemplated by the Agreement do not and will not conflict or result in a breach by the Purchaser of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws (or similar constitutive documents) of the Purchaser, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Purchaser is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decrees, judgment, or order of any Federal or State court, Federal or other governmental body having jurisdiction over the Purchaser or any of its properties or assets;

     (xii) All invitations, offers and sales of or in respect of any of the Securities, by Purchaser and by distribution by Purchaser of any documents relating to any offer by it of any of the Securities will be in compliance with applicable laws and regulations and will be made in such a manner that no prospectus need be filed and no other filing need be made by SELLER with any rgulatory authority or stock exchange in any country or any political subdivision of any country;

     (xiii) Purchaser will not make any offer or sale of the Securities by any means which would not comply with the laws and regulation of the territory in which such offer or sale takes place or to which such offer or sale is subject or which would in connection with any such offer or sale impose upon SELLER any obligation to satisfy any public filing or registration requirement or provide or publish any information of any kind whatsoever or otherwise undertake or become obligated to do any act; and

     (xiv) During the Restricted Period, neither the Purchaser nor any of its affiliates has entered, has the intention of entering, or will during the Restricted Period enter into any put option, short position or other similar instrument or position with respect to any of the Securities or securities of the same class as the Securities.

     (b)  No Government Recommendation or Approval.     Purchaser
understands that no Federal or State or foreign government agency has passed on or made any recommendation or endorsement of the Securities.

     (c)  Current Public Information.     Purchaser acknowledges that it
and its advisors, if any, have had access to or have been furnished with all materials relating to the business, finances and operations of SELLER and all materials relating to the offer and sale of the Securities which have been requested by Purchaser. Purchaser further acknowledges that it and its advisors, if any, have received complete and satisfactory answers to such inquiries.

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     (d)  Purchaser's Sophistication.     Purchaser acknowledges that
the purchase of the Securities involves a high degree of risk, including
the total loss of Purchaser's investment.   Purchaser has such knowledge
and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Securities.

     (e)  Tax Status.     Purchaser is not a "10-percent Shareholder"
(as defined in Section 871(h)(3)(b) of the U.S. Internal Revenue Code) of SELLER.

3.   SELLER Representations.

     (a) Reporting COMPANY Status. SELLER is a "Reporting Issuer" as defined by Rule 902 of Regulation S. SELLER has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and trades on the New York Stock Exchange ("NYSE"). SELLER has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least 12 months immediately preceding the offer and sale of the Securities (or for such shorter period that SELLER has been required to file such material).

     (b)  Current Public Information.     SELLER has either furnished
Purchaser with copies of its most recent reports filed under the Exchange Act referred to in Section 2(c) above, and other publicly available documents, or Purchaser has had access thereto.

     (c)  Offshore Transaction.     SELLER has not offered any of the
Securities to any person in the United States, any identifiable groups of U.S. Citizens abroad, or to any U. S. Person, as such terms are used in Regulation S.

     (i) At the time the buy order was originated, SELLER and/or its agents reasonably believe that the Purchaser was outside of the United States and was not a U. S. Person, based on the representations of Purchaser.

     (ii) SELLER and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States, based on the representations of Purchaser.


     (iii) No offer to buy or sell the Securities was or will be made by SELLER to any person in the United States.

     (iv) The sale of the Securities by SELLER pursuant to this Agreement will be made in accordance with the provisions and requirements of Regulation S provided that the representations and warranties of Purchaser in Section 2(a) hereof are true and correct.

(v) The transactions contemplated by this Agreement (a) have not been and will not be pre-arranged by SELLER with a purchaser located in the United States or a purchaser which is a U. S. Person, and (b) are not and will not be part of a plan or scheme by SELLER to evade the registration provisions of the 1933 Act.

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     (d)  No Directed Selling Efforts.     In regard to this
transaction, SELLER has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has SELLER conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere.

     (e) Concerning the Securities. The issuance, sale and delivery of the Shares have been duly authorized by all required corporate action on the part of SELLER, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued, fully paid and non-assessable. There are no pre-emptive rights of any shareholder of SELLER.

     (f)  Authority to Enter Agreement.    This Agreement has been duly
authorized, validly executed and delivered on behalf of SELLER, and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

     (g)  Non-contravention.     The execution and delivery of this
Agreement and the consummation of the issuance of the Securities, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by SELLER of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of SELLER, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which SELLER is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment, or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over SELLER or any of its properties or assets.

     (h)  Approvals.     SELLER is not aware of any authorization,
approval or consent of any governmental body which is legally required for the issuance and sale of the Shares and the Common Stock issuable upon conversion thereof to persons who are non-U.S. Persons, as contemplated by this Agreement.

     (i)  Filings.   The COMPANY undertakes and agrees to make all
necessary filings in connection with the sale of the Shares as required by United States laws and regulations or any domestic securities exchange or trading market.

     (j)  Absence of Certain Changes.     Since December 31, 1995, there
has been no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the COMPANY, except as disclosed in the SEC filings, or otherwise disclosed in the documents annexed hereto.

4.   Exemption;  Reliance on Representations.     Purchaser understands
that the offer and sale of the Securities are not being registered under the 1933 Act. SELLER and Purchaser are relying on the rules governing offers and sales made outside the United States pursuant to Regulation S.

5.   Delivery Instructions.     The Shares being purchased hereunder
shall be delivered to the Purchaser at such time and place as shall be mutually agreed by SELLER and Purchaser.

6.   Conditions to the COMPANY'S obligation to Sell.     PURCHASER
understands that COMPANY'S obligation to sell the Shares is conditioned upon:

     (a) The receipt and acceptance by the COMPANY of this Agreement as evidenced by execution of this Agreement by the President or any Vice President of the COMPANY. The acceptance of funds by the COMPANY shall be deemed to be constructive acceptance of this Agreement;

     (b) Delivery to the Company by PURCHASER of good funds as payment in full for the purchase of the Shares; and

     (c) The accuracy on the Closing Date of the representations and warranties of PURCHASER contained in this Agreement and the performance by PURCHASER on or before the Closing Date of all covenants and agreements of PURCHASER required to be performed on or before the Closing Date.

     (d) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall have not been obtained.

7.   Conditions to PURCHASER'S Obligation to Purchase.    The COMPANY
understands that the PURCHASER'S obligation to purchase the Shares is conditioned upon:

     (a) Acceptance by PURCHASER of an Agreement for the sale of Shares, as indicated by execution of this Agreement;
     (b)  Delivery of Shares to PURCHASER as herein set forth;
     (c) The accuracy on the Closing Date of the representations and warranties of the COMPANY contained in this Agreement and the performance by the COMPANY on or before the Closing Date of all covenants and agreements of the COMPANY required to be performed on or before the Closing Date; and

8.   Offering Materials.    All offering materials and documents used in
connection with offers and sales of the Securities prior to the expiration of the Restricted Period referred to in Section 2(a)(v) hereof shall include statements to the effect that the Securities have not been registered under the 1933 Act or applicable state securities laws, and that neither Purchaser, nor any direct or indirect purchaser of the Securities from Purchaser, may directly or indirectly offer or sell the Securities in the United States or to U. S. Persons (other than distributors) unless the Securities are registered under the 1933 Act or any applicable state securities laws, or any exemption from the registration requirements of the 1933 Act or such state securities laws is available. Such statements shall appear (1) on the cover of any prospectus or offering circular used in connection with the offer or sale of the Securities, (2) in the underwriting section of any prospectus or offering circular used in connection with the offer or sale of the Securities, and (3) in any advertisement made or issued by SELLER, Purchaser, any other distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

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9.   Notices.  Any notice required or permitted thereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following address, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:
     DDL Electronics, Inc.
     2151 Anchor Court
     Newbury Park, California
     Attn. : Gregory L. Horton
     President and Chief Executive Officer

PURCHASER:
     A.I.M. Overseas Ltd.
     c/o LIS s.a.
     31, bd. Prince Felix
     L-1513 Luxembourg
     Attn: Sylvie Allen

10.   No Shareholder Approval.     SELLER hereby represents and warrants
that no shareholder approval is required for this transaction.

11.   Miscellaneous.

     (a) Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties, and neither party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     (b) Purchaser is an independent contractor, and is not the agent of SELLER. Purchaser is not authorized to bind SELLER, or to make any representations or warranties on behalf of SELLER.

     (c) SELLER makes no representations or warranty with respect to SELLER, its finances, assets, business prospects or otherwise.
Purchaser will advise each purchaser, if any, and potential purchaser of the Securities, of the foregoing sentence, and that such purchaser is relying on its own investigation with respect to all such matters, and that such purchaser will be given access to any and all documents and SELLER personnel as it may reasonably request for such investigation.

     (d) All representations and warranties contained in this Agreement by SELLER and Purchaser shall survive the closing of the transactions contemplated by this Agreement.

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     (e)  This Agreement shall be construed in accordance with the internal laws of the State of California, and shall be binding upon the successors and assigns of each party hereto. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original. Wherever used, the singular number shall include the plural, and the plural the singular, and the use of any gender shall be applicable to all genders.

12.   Counterparts.    This Agreement may be executed in one or more
counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document.



IN WITNESS HEREOF, the undersigned have executed this Agreement as of the date first set forth above.


Official Signatory of SELLER:

DDL ELECTRONICS, INC.



By:   /s/ Gregory L. Horton
      ----------------------
        Gregory L. Horton
Title:  President



Official Signatory of Purchaser:

A.I.M. OVERSEAS LTD.



By:      /s/ Sylvie Allen
         ----------------
Title:   Attorney at Fact



Address of  Purchaser:
C/o LIS s.a.
31, bd. Prince Felix
L-1513 Luxembourg
Attn: Sylvie Allen

Telephone:  352 43 9590
Fax:        352 43 4035



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                             Exhibit 1

                     PURCHASER REPRESENTATION LETTER


Dear Sirs:

     The undersigned, A.I.M. Overseas Ltd., has purchased on March 8, 1996, Six Hundred Thousand Shares of DDL ELECTRONICS, INC. ( the "COMPANY") in the amount of $1,700,000, (the "Shares"). In connection with such purchase, the undersigned, has executed and delivered a subscription agreement ("Subscription Agreement") of your design. As the one-hundred day (100) transaction period has expired, the undersigned hereby requests that the Shares be transferred into "Street Name" of Morgan Stanley Bank Luxembourg Acct. A.I.M.

     The undersigned represents and warrants and follows:

1. The offer to purchase the Shares was made to it outside of the United States and the undersigned was, at the time the Subscription Agreement was executed and delivered, and is now, outside the United States;

2. It is not a U. S. Person (as such term is defined in Section 902(a) of Regulation S. promulgated under the United States Securities Act of 1933 (the "Securities Act"); and it has purchased the Shares for its own account and not for the account or benefit of any U. S. Person;

3. All offers and sales by the undersigned of the Shares shall be made pursuant to an effective registration statement under the Securities Act or pursuant to and exemption from, or in a transaction not subject to the registration requirements of, the Securities Act;

4. It is familiar with and understands the terms, conditions and requirements contained in Regulation S and definitions of U.S. Persons contained in Regulation S;

5. The undersigned has not engaged in any "directed selling efforts" (as such term is defined in Regulation S) with respect to the Shares or the Common Stock that is issuable upon conversion;

6. The purpose for this request is to facilitate the management of the undersigned's investment accounts.

7. The undersigned has not entered into any short sales with respect to the Common Stock of SELLER that during the Restricted Period,


Dated this 7th day of the month of March, 1996.

By:


    /s/ Sylvie Allen                             Luxembourg
- -------------------------------          -----------------------------
Official Signature of Purchaser          Title or Country of Execution